SUPPLEMENTAL OPERATING & FINANCIAL DATA Q3 2023 An S&P 500 company S&P 500 Dividend Aristocrats® index member Exhibit 99.2

Q3 2023 Supplemental Operating & Financial Data 2 Table of Contents Corporate Overview 3 Financial Summary Consolidated Statements of Income 4 Funds From Operations (FFO) and Normalized Funds From Operations (Normalized FFO) 5 Adjusted Funds From Operations (AFFO) 6 Consolidated Balance Sheets 7 Debt Summary 8 Senior Unsecured Notes and Bonds 9 Debt Maturities 10 Capitalization & Financial Ratios 11 Adjusted EBITDAre & Coverage Ratios 12 Debt Covenants 13 Transaction Summary Investment Summary 14 Disposition Summary 15 Development Pipeline 16 Real Estate Portfolio Summary Client Diversification 17 Top 10 Industries 18 Industry Diversification 19 Geographic Diversification 21 Property Type Composition 22 Same Store Rental Revenue 23 Leasing Data Occupancy 25 Leasing Activity 26 Lease Expirations 27 Earnings Guidance 28 Analyst Coverage 29 Glossary 30 This Supplemental Operating & Financial Data should be read in connection with the company's earnings press release for the three and nine months ended September 30, 2023, (included as Exhibit 99.1 of the company's Current Report on Form 8-K, filed on November 6, 2023) as certain disclosures, definitions, and reconciliations in such announcement have not been included in this Supplemental Operating & Financial Data. Realty Income is not affiliated or associated with, is not endorsed by, does not endorse, and is not sponsored by or a sponsor of the clients or of their products or services pictured or mentioned. The names, logos, and all related product and service names, design marks, and slogans are the trademarks or service marks of their respective companies.

Q3 2023 Supplemental Operating & Financial Data 3 One Team Senior Management Neil M. Abraham, EVP, Chief Strategy Officer, Realty Income International - President Michelle Bushore, EVP, Chief Legal Officer, General Counsel and Secretary Mark E. Hagan, EVP, Chief Investment Officer Shannon Kehle, EVP, Chief People Officer Christie B. Kelly, EVP, Chief Financial Officer and Treasurer Sumit Roy, President & Chief Executive Officer Gregory J. Whyte, EVP, Chief Operating Officer Credit Ratings Senior Unsecured Outlook Commercial Paper Moody’s A3 Stable P-2 Standard & Poor’s A- Stable A-2 Dividend Information as of October 2023 ▪ Current annualized dividend of $3.072 per share ▪ Compound average annual dividend growth rate of approximately 4.3% ▪ 640 consecutive monthly dividends declared ▪ 104 consecutive quarterly dividend increases Corporate Headquarters Phoenix Office 11995 El Camino Real 2325 E. Camelback Rd, 9th Floor San Diego, CA 92130 Phoenix, AZ 85016 Phone: +1 (858) 284-5000 Phone: +1 (602) 778-6000 Website: www.realtyincome.com London Office Amsterdam Office 19 Wells Street Strawinskylaan 3051 London, United Kingdom W1T 3PQ Atrium Building 4th Floor Phone: +44 (20) 3931 6858 Amsterdam, Netherlands 1077 ZX Corporate Overview Transfer Agent Computershare Phone: (877) 218-2434 Website: www.computershare.com (1) Total portfolio annualized contractual rent is a supplemental operating measure. Please see the Glossary for our definition and an explanation of how we utilize this metric. (2) Total portfolio annualized contractual rent includes 0.9% of rent from clients accounted for on a cash basis. September 30, 2023 Closing price $ 49.94 Shares and units outstanding 725,689 Market value of common equity $ 36,240,909 Total market capitalization $ 56,629,314 Corporate Profile Realty Income, The Monthly Dividend Company®, is an S&P 500 company and member of the S&P 500 Dividend Aristocrats® index. We invest in people and places to deliver dependable monthly dividends that increase over time. For over 54 years, we have been acquiring and managing freestanding commercial real estate that generates rental revenue under long-term net lease agreements and supports our monthly dividend. Portfolio Overview As of September 30, 2023, we owned or held interests in 13,282 properties, with approximately 262.6 million square feet of leasable space. Our properties are leased to 1,324 different clients doing business in 85 industries. Also as of September 30, 2023, approximately 82.6% of our total portfolio annualized contractual rent(1) was generated from retail properties, 13.1% from industrial properties, 2.6% from a gaming property, and the remaining 1.7% from other property types. Our physical occupancy as of September 30, 2023 was 98.8%, with a weighted average remaining lease term of approximately 9.7 years. Total portfolio annualized contractual rent on our leases as of September 30, 2023 was $3.87 billion(2). Common Stock Our common stock is traded on the New York Stock Exchange under the symbol "O“ (in thousands, except per share amount).

Q3 2023 Supplemental Operating & Financial Data 4 Three months ended September 30, Nine months ended September 30, 2023 2022 2023 2022 REVENUE Rental (including reimbursable) (1) $ 1,008,862 $ 825,946 $ 2,929,440 $ 2,426,311 Other 30,242 11,323 73,268 28,720 Total revenue 1,039,104 837,269 3,002,708 2,455,031 EXPENSES Depreciation and amortization 495,566 419,016 1,419,321 1,232,215 Interest 184,121 117,409 522,110 333,933 Property (including reimbursable) 70,981 52,719 235,081 157,241 General and administrative 35,525 34,096 106,521 100,934 Provisions for impairment 16,808 1,650 59,801 16,379 Merger and integration-related costs 2,884 3,746 4,532 12,994 Total expenses 805,885 628,636 2,347,366 1,853,696 Gain on sales of real estate 7,572 42,883 19,675 93,611 Foreign currency and derivative (loss) gain, net (2,813) (22,893) 4,957 (16,003) Gain on extinguishment of debt — 240 — 367 Equity in income and impairment of investment in unconsolidated entities — (662) 411 (6,335) Other income, net 7,235 2,249 12,985 6,907 Income before income taxes 245,213 230,450 693,370 679,882 Income taxes (11,336) (10,163) (36,218) (35,802) Net income 233,877 220,287 657,152 644,080 Net income attributable to noncontrolling interests (404) (720) (3,248) (1,937) Net income available to common stockholders $ 233,473 $ 219,567 $ 653,904 $ 642,143 Net income available to common stockholders per common share, basic and diluted $ 0.33 $ 0.36 $ 0.96 $ 1.06 (1) Includes rental revenue (reimbursable) of $61.3 million and $44.1 million for the three months ended September 30, 2023 and 2022, respectively, and $208.6 million and $129.0 million for the nine months ended September 30, 2023 and 2022, respectively. Unless otherwise specified, references to rental revenue in this document are exclusive of reimbursements from clients for recoverable real estate taxes and operating expenses. Additionally, it includes reserve reversals to rental revenue of $6.0 million and $11.4 million for the three and nine months ended September 30, 2023, respectively, and a reserve of rental revenue of $0.5 million for the three months ended September 30, 2022, and a reserve reversal of $10.9 million for the nine months ended September 30, 2022. References to reserves recorded as a reduction of rental revenue include amounts reserved for in the current period, as well as unrecognized contractual revenue and unrecognized straight-line rental revenue for leases accounted for on a cash basis. References to reserve reversals recorded as increases to rental revenue include amounts where the accounting for recognition of rental revenue and straight-line rental revenue has been moved from the cash to the accrual basis. Consolidated Statements of Income (in thousands, except per share amounts) (unaudited)

Q3 2023 Supplemental Operating & Financial Data 5 FFO and Normalized FFO (1) (in thousands, except per share amounts) The following is a reconciliation of net income available to common stockholders (which we believe is the most comparable GAAP measure) to FFO and Normalized FFO. Also presented is information regarding distributions paid to common stockholders and the weighted average number of common shares used for the basic and diluted FFO and Normalized FFO per share computations. Three months ended September 30, Nine months ended September 30, 2023 2022 2023 2022 Net income available to common stockholders $ 233,473 $ 219,567 $ 653,904 $ 642,143 Depreciation and amortization 495,566 419,016 1,419,321 1,232,215 Depreciation of furniture, fixtures and equipment (817) (511) (1,656) (1,478) Provisions for impairment 16,808 1,650 59,801 16,379 Gain on sales of real estate (7,572) (42,883) (19,675) (93,611) Proportionate share of adjustments for unconsolidated entities — 717 (465) 12,812 FFO adjustments allocable to noncontrolling interests (1,312) (402) (2,808) (1,075) FFO available to common stockholders $ 736,146 $ 597,154 $ 2,108,422 $ 1,807,385 FFO allocable to dilutive noncontrolling interests 1,375 985 4,166 2,569 Diluted FFO $ 737,521 $ 598,139 $ 2,112,588 $ 1,809,954 FFO available to common stockholders $ 736,146 $ 597,154 $ 2,108,422 $ 1,807,385 Merger and integration-related costs 2,884 3,746 4,532 12,994 Normalized FFO available to common stockholders $ 739,030 $ 600,900 $ 2,112,954 $ 1,820,379 Normalized FFO allocable to dilutive noncontrolling interests 1,375 985 4,166 2,569 Diluted Normalized FFO $ 740,405 $ 601,885 $ 2,117,120 $ 1,822,948 FFO per common share, basic and diluted $ 1.04 $ 0.97 $ 3.09 $ 2.99 Normalized FFO per common share, basic and diluted $ 1.04 $ 0.97 $ 3.10 $ 3.01 Distributions paid to common stockholders $ 543,343 $ 458,586 $ 1,555,679 $ 1,342,695 FFO available to common stockholders in excess of distributions paid to common stockholders $ 192,803 $ 138,568 $ 552,743 $ 464,690 Normalized FFO available to common stockholders in excess of distributions paid to common stockholders $ 195,687 $ 142,314 $ 557,275 $ 477,684 Weighted average number of common shares used for FFO and Normalized FFO Basic 709,165 617,512 681,419 604,464 Diluted 711,338 619,201 683,925 605,958 (1) FFO and Normalized FFO are non-GAAP financial measures. Please see the Glossary for our definitions of these terms and an explanation of how we utilize these metrics.

Q3 2023 Supplemental Operating & Financial Data 6 The following is a reconciliation of net income available to common stockholders (which we believe is the most comparable GAAP measure) to Normalized FFO and AFFO. Also presented is information regarding distributions paid to common stockholders and the weighted average number of common shares used for the basic and diluted AFFO per share computations. Three months ended September 30, Nine months ended September 30, 2023 2022 2023 2022 Net income available to common stockholders $ 233,473 $ 219,567 $ 653,904 $ 642,143 Cumulative adjustments to calculate Normalized FFO (2) 505,557 381,333 1,459,050 1,178,236 Normalized FFO available to common stockholders 739,030 600,900 2,112,954 1,820,379 Gain on extinguishment of debt — (240) — (367) Amortization of share-based compensation 6,231 5,099 20,154 16,742 Amortization of net debt premiums and deferred financing costs (10,244) (16,728) (34,441) (50,772) Non-cash (gain) loss on interest rate swaps (1,790) 735 (5,390) 2,181 Straight-line impact of cash settlement on interest rate swaps (3) 1,797 — 5,392 — Leasing costs and commissions (1,392) (686) (6,868) (3,853) Recurring capital expenditures (52) (273) (190) (459) Straight-line rent and expenses, net (42,791) (29,628) (113,239) (85,004) Amortization of above and below-market leases, net 24,939 17,422 61,967 47,466 Proportionate share of adjustments for unconsolidated entities — (85) — (4,239) Other adjustments (4) 5,642 27,050 3,497 25,318 AFFO available to common stockholders $ 721,370 $ 603,566 $ 2,043,836 $ 1,767,392 AFFO allocable to dilutive noncontrolling interests 1,357 1,006 4,170 2,613 Diluted AFFO $ 722,727 $ 604,572 $ 2,048,006 $ 1,770,005 AFFO per common share Basic $ 1.02 $ 0.98 $ 3.00 $ 2.92 Diluted $ 1.02 $ 0.98 $ 2.99 $ 2.92 Distributions paid to common stockholders $ 543,343 $ 458,586 $ 1,555,679 $ 1,342,695 AFFO available to common stockholders in excess of distributions paid to common stockholders $ 178,027 $ 144,980 $ 488,157 $ 424,697 Weighted average number of common shares used for AFFO: Basic 709,165 617,512 681,419 604,464 Diluted 711,338 619,201 683,925 605,958 (1) AFFO is a non-GAAP financial measure. Please see the Glossary for our definition and an explanation of how we utilize this metric. (2) See reconciling items for Normalized FFO presented on page 5 under "FFO and Normalized FFO." (3) Represents the straight-line amortization of $72.0 million gain realized upon the termination of $500.0 million in notional interest rate swaps in October 2022, over the term of the $750.0 million of 5.625% senior unsecured notes due October 2032. (4) Includes foreign currency gain and loss as a result of intercompany debt and remeasurement transactions, mark-to-market adjustments on investments and derivatives that are non-cash in nature, straight-line payments from cross-currency swaps, obligations related to financing lease liabilities, and adjustments allocable to noncontrolling interests. AFFO (1) (in thousands, except per share amounts)

Q3 2023 Supplemental Operating & Financial Data 7 Consolidated Balance Sheets (in thousands, except per share amounts) (unaudited) September 30, 2023 December 31, 2022 ASSETS Real estate held for investment, at cost: Land $ 14,408,324 $ 12,948,835 Buildings and improvements 33,606,951 29,707,751 Total real estate held for investment, at cost 48,015,275 42,656,586 Less accumulated depreciation and amortization (5,781,056) (4,904,165) Real estate held for investment, net 42,234,219 37,752,421 Real estate and lease intangibles held for sale, net 19,927 29,535 Cash and cash equivalents 344,129 171,102 Accounts receivable, net 678,441 543,237 Lease intangible assets, net 5,089,293 5,168,366 Goodwill 3,731,478 3,731,478 Other assets, net 3,239,433 2,276,953 Total assets $ 55,336,920 $ 49,673,092 LIABILITIES AND EQUITY Distributions payable $ 187,288 $ 165,710 Accounts payable and accrued expenses 660,366 399,137 Lease intangible liabilities, net 1,426,264 1,379,436 Other liabilities 786,437 774,787 Line of credit payable and commercial paper 858,260 2,729,040 Term loan, net 1,287,995 249,755 Mortgages payable, net 824,240 853,925 Notes payable, net 17,482,652 14,278,013 Total liabilities 23,513,502 20,829,803 Stockholders’ equity: Common stock and paid in capital, par value $0.01 per share, 1,300,000 shares authorized, 723,894 and 660,300 shares issued and outstanding as of September 30, 2023 and December 31, 2022, respectively 38,031,829 34,159,509 Distributions in excess of net income (6,416,534) (5,493,193) Accumulated other comprehensive income 41,849 46,833 Total stockholders’ equity 31,657,144 28,713,149 Noncontrolling interests 166,274 130,140 Total equity 31,823,418 28,843,289 Total liabilities and equity $ 55,336,920 $ 49,673,092

Q3 2023 Supplemental Operating & Financial Data 8 Debt Summary as of September 30, 2023 (dollars in thousands) Maturity Dates Carrying Value (USD) % of Debt Interest Rate Weighted Average Years Until Maturity Credit Facility and Commercial Paper (1) Credit Facility (2) June 2026 $ 481,470 2.4% 5.86% 2.7 years Commercial Paper (3) October 2023 376,790 1.8% 4.04% 0.0 years Carrying value 858,260 4.2% 5.06% (4) 1.5 years Unsecured Term Loans Term Loans (5) January 2024 - January 2026 1,290,276 6.4% 4.80% 1.9 years Deferred financing costs (2,281) Carrying value 1,287,995 Senior Unsecured Notes and Bonds (6) 35 series of senior unsecured notes and bonds February 2024 - March 2047 17,417,897 85.4% 3.66% (4) 6.6 years Unamortized net premiums, deferred financing costs, and basis adjustment on interest rate swaps designated as fair value hedge 64,755 Carrying value 17,482,652 Mortgages Payable 16 mortgages on 131 properties January 2024 - August 2030 821,973 (7) 4.0% 4.81% (4) 0.7 years Unamortized net premiums and deferred financing costs 2,267 Carrying value 824,240 Total Consolidated Debt Principal $ 20,388,406 (8) 3.84% (4) 5.8 years Fixed Rate $ 19,030,146 93 % Variable Rate $ 1,358,260 7% (1) We have a $4.25 billion unsecured revolving credit facility (excluding an accordion feature subject to lender commitments which provided for an additional $1.0 billion in borrowings) bearing interest at different benchmark rates based on the currency of the borrowings, with an initial maturity date in June 2026 and includes two six-month extension options. In addition, we have a U.S. dollar-denominated unsecured commercial paper program, under which we may issue unsecured commercial paper notes up to a maximum aggregate amount outstanding of $1.5 billion, and a Euro-denominated unsecured commercial paper program, which permits us to issue additional unsecured commercial notes up to a maximum aggregate amount of $1.5 billion (or foreign currency equivalent) in U.S. dollars or other foreign currencies. We use our unsecured revolving credit facility as a liquidity backstop for the repayment of the notes issued under these programs. (2) Our outstanding borrowings under our revolving credit facility were comprised of £372.0 million of Sterling and €26.0 million Euro borrowings. (3) Our commercial paper borrowings were comprised entirely of Euro borrowings, which matured in October 2023. (4) The totals are calculated as the weighted average interest rate as of September 30, 2023 for each respective category. (5) Under our $250.0 million unsecured term loan, and in connection with entering into our unsecured credit facility in April 2022, the previous LIBOR benchmark rate was replaced with daily SOFR, as the associated interest rate swap was also converted to SOFR, effectively fixing the interest rate at 3.83%. In January 2023, we entered into a term loan agreement, permitting us to incur multicurrency term loans, up to an aggregate of $1.5 billion in total borrowings. The 2023 term loans initially mature in January 2024 and include two twelve-month extensions that can be exercised at our option, with fully extended maturity dates presented in the table above. In conjunction with closing, we executed one-year variable-to-fixed interest rate swaps which fix our per annum interest rate at 5.0% over the initial term. Accordingly, the 2023 term loans have been presented as fixed rate debt as of September 30, 2023 in the table above. (6) See page 9 for details by issuance for senior unsecured notes and bonds. (7) Includes a Sterling-denominated mortgage payable of £30.5 million converted at the applicable exchange rate on September 30, 2023. (8) Total consolidated debt excludes non-cash unamortized net premiums recorded on the senior unsecured notes and bonds, non-cash unamortized net premiums recorded on the mortgages payable, and deferred financing costs on the term loans, notes and bonds, and mortgages payable.

Q3 2023 Supplemental Operating & Financial Data 9 Senior Unsecured Notes and Bonds (dollars in thousands) Maturity Dates Principal Amount (Currency Denomination) Principal Balance (USD) as of September 30, 2023 % of Debt Interest Rate 4.600% Notes due 2024 February 6, 2024 $ 499,999 $ 499,999 2.5% 4.60% 3.875% Notes due 2024 July 15, 2024 $ 350,000 350,000 1.7% 3.88% 3.875% Notes due 2025 April 15, 2025 $ 500,000 500,000 2.5% 3.88% 4.625% Notes due 2025 November 1, 2025 $ 549,997 549,997 2.7% 4.63% 5.050% Notes due 2026 January 13, 2026 $ 500,000 (1) 500,000 2.5% 5.05% 0.750% Notes due 2026 March 15, 2026 $ 325,000 325,000 1.6% 0.75% 4.875% Notes due 2026 June 1, 2026 $ 599,997 599,997 2.9% 4.88% 4.125% Notes due 2026 October 15, 2026 $ 650,000 650,000 3.1% 4.13% 1.875% Notes due 2027 January 14, 2027 £ 250,000 305,075 1.5% 1.88% 3.000% Notes due 2027 January 15, 2027 $ 600,000 600,000 2.9% 3.00% 1.125% Notes due 2027 July 13, 2027 £ 400,000 488,120 2.4% 1.13% 3.950% Notes due 2027 August 15, 2027 $ 599,873 599,873 2.9% 3.95% 3.650% Notes due 2028 January 15, 2028 $ 550,000 550,000 2.7% 3.65% 3.400% Notes due 2028 January 15, 2028 $ 599,816 599,816 2.9% 3.40% 2.200% Notes due 2028 June 15, 2028 $ 499,959 499,959 2.5% 2.20% 4.700% Notes due 2028 December 15, 2028 $ 400,000 400,000 2.0% 4.70% 3.250% Notes due 2029 June 15, 2029 $ 500,000 500,000 2.5% 3.25% 3.100% Notes due 2029 December 15, 2029 $ 599,291 599,291 2.9% 3.10% 4.850% Notes due 2030 March 15, 2030 $ 600,000 600,000 2.9% 4.85% 3.160% Notes due 2030 June 30, 2030 £ 140,000 170,842 0.8% 3.16% 4.875% Notes due 2030 July 6, 2030 € 550,000 582,120 2.9% 4.88% 1.625% Notes due 2030 December 15, 2030 £ 400,000 488,120 2.4% 1.63% 3.250% Notes due 2031 January 15, 2031 $ 950,000 950,000 4.6% 3.25% 3.180% Notes due 2032 June 30, 2032 £ 345,000 421,004 2.1% 3.18% 5.625% Notes due 2032 October 13, 2032 $ 750,000 750,000 3.7% 5.63% 2.850% Notes due 2032 December 15, 2032 $ 699,655 699,655 3.4% 2.85% 1.800% Notes due 2033 March 15, 2033 $ 400,000 400,000 2.0% 1.80% 1.750% Notes due 2033 July 13, 2033 £ 350,000 427,105 2.1% 1.75% 4.900% Notes due 2033 July 15, 2033 $ 600,000 600,000 2.9% 4.90% 2.730% Notes due 2034 May 20, 2034 £ 315,000 384,395 1.9% 2.73% 5.125% Notes due 2034 July 6, 2034 € 550,000 582,120 2.9% 5.13% 5.875% Bonds due 2035 March 15, 2035 $ 250,000 250,000 1.2% 5.88% 3.390% Notes due 2037 June 30, 2037 £ 115,000 140,335 0.7% 3.39% 2.500% Notes due 2042 January 14, 2042 £ 250,000 305,075 1.5% 2.50% 4.650% Notes due 2047 March 15, 2047 $ 550,000 550,000 2.7% 4.65 % Principal amount $ 17,417,897 85.4% 3.66% (1) In January 2023, we issued $500 million of 5.05% senior unsecured notes due January 13, 2026, which are callable at par on January 13, 2024. In conjunction with the pricing of these senior unsecured notes due January 2026, we executed three-year, fixed-to-variable interest rate swaps totaling $500 million, which are subject to the counterparties' right to terminate the swaps at any time following the 2026 notes par call date.

Q3 2023 Supplemental Operating & Financial Data 10 Debt Maturities as of September 30, 2023 (dollars in millions) Principal Due Credit Facility and Commercial Paper (1) Term Loans (2) Mortgages Payable Senior Unsecured Notes and Bonds Total Weighted Average Expiring Interest Rate (3) 2023 $ 376.8 $ — $ 1.3 $ — $ 378.1 4.84% 2024 — 250.0 740.5 850.0 1,840.5 4.48% 2025 — — 42.4 1,050.0 1,092.4 4.23% 2026 481.5 1,040.2 12.0 2,075.0 3,608.7 4.20% 2027 — — 22.3 1,993.1 2,015.4 2.68 % Thereafter — — 3.5 11,449.8 11,453.3 3.66 % Totals $ 858.3 $ 1,290.2 $ 822.0 $ 17,417.9 $ 20,388.4 (1) Commercial paper borrowings matured in October 2023, while borrowings under the credit facility at September 30, 2023 are assumed to be repaid at the expiration in June 2026. As of September 30, 2023, outstanding borrowings under our revolving credit facility were comprised of Sterling and Euro borrowings, and outstanding borrowings under our commercial paper programs were comprised entirely of Euro borrowings. (2) The maturity date for our 2023 multi-currency term loan assumes the two-twelve month extensions available at the company's option are fully exercised. (3) The weighted average interest rates for 2023 exclude commercial paper and for 2026 exclude the credit facility.

Q3 2023 Supplemental Operating & Financial Data 11 Capitalization & Financial Ratios (dollars in thousands, except as otherwise noted) Cash on Hand $ 344,129 Availability under Credit Facility 3,768,530 Unsettled ATM Forwards 749,328 Less: Commercial Paper Borrowings (376,790) $ 4,485,197 (4) As applicable, liquidity calculation gives effect to borrowings under the $1.5 billion U.S Dollar-denominated commercial paper program and $1.5 billion Euro-denominated commercial paper program as of September 30, 2023. We use our unsecured revolving credit facility as a liquidity backstop for the repayment of the notes issued under these programs. Principal Debt Balance Credit Facility and Commercial Paper $ 858,260 Unsecured Term Loans 1,290,276 Senior Unsecured Notes and Bonds 17,417,897 Mortgages Payable 821,973 Total Debt $ 20,388,406 Equity (in thousands, except per share data) Shares/Units Stock Price Market Value Common Stock (NYSE: "O") (1) 723,894 $ 49.94 $ 36,151,266 Common Units (2) 1,795 $ 49.94 $ 89,642 $ 36,240,908 Total Market Capitalization (3) $ 56,629,314 Debt/Total Market Capitalization (3) 36.0% (1) As of September 30, 2023, ATM forward agreements for a total of 13.3 million shares remain unsettled with total expected net proceeds of approximately $749.3 million in expected net proceeds (assuming full physical settlement of all outstanding shares of common stock, subject to forward sale agreements and certain assumptions made with respect to settlement dates). (2) Consists of common units issued by Realty Income Limited Partnership and held by third parties. (3) Our enterprise value was $56.3 billion (total market capitalization less cash and cash equivalents as of September 30, 2023). The percentage for debt to enterprise value is materially consistent with that presented for total market capitalization. Dividend Data YTD 2023 YTD 2022 Year-over-Year Growth Rate Common Dividend Paid per Share $ 2.283 $ 2.223 2.7 % AFFO per Share (diluted) $ 2.99 $ 2.92 2.4 % AFFO Payout Ratio 76.4% 76.1 % Liquidity as of September 30, 2023 (4) Capitalization as of September 30, 2023 Capital Structure as of September 30, 2023 Common Stock 64.0% Debt 36.0%

Q3 2023 Supplemental Operating & Financial Data 12 Adjusted EBITDAre & Coverage Ratios (dollars in thousands) Reconciliation of Net Income to Adjusted EBITDAre and Pro Forma Adjusted EBITDAre (1) Three months ended September 30, 2023 Net income $ 233,877 Interest 184,121 Income taxes 11,336 Depreciation and amortization 495,566 Provisions for impairment 16,808 Merger and integration-related costs 2,884 Gain on sales of real estate (7,572) Foreign currency and derivative losses, net 2,813 Quarterly Adjusted EBITDAre $ 939,833 Annualized Adjusted EBITDAre $ 3,759,332 Annualized Pro Forma Adjustments (2) $ 74,503 Annualized Pro Forma Adjusted EBITDAre $ 3,833,835 Total debt per the consolidated balance sheet, excluding deferred financing costs and net premiums and discounts $ 20,388,406 Less: Cash and cash equivalents (344,129) Net Debt $ 20,044,277 Net Debt/Annualized Adjusted EBITDAre 5.3x Net Debt/Annualized Pro Forma Adjusted EBITDAre 5.2x (1) Adjusted EBITDAre, Annualized Adjusted EBITDAre, Pro Forma Adjusted EBITDAre, Annualized Pro Forma Adjusted EBITDAre, Net Debt/Annualized Adjusted EBITDAre and Net Debt/Annualized Pro Forma Adjusted EBITDAre are non-GAAP financial measures. Please see the Glossary for our definitions of these terms and an explanation of how we utilize these metrics. (2) The Annualized Pro Forma Adjustments, which include transaction accounting adjustments in accordance with U.S. GAAP, consist of adjustments to incorporate Adjusted EBITDAre from properties we acquired or stabilized during the applicable quarter and remove Adjusted EBITDAre from properties we disposed of during the applicable quarter, giving pro forma effect to all transactions as if they occurred at the beginning of the applicable period. Our calculation includes all adjustments consistent with the requirements to present Adjusted EBITDAre on a pro forma basis in accordance with Article 11 of Regulation S-X. The annualized Pro Forma Adjustments are consistent with the debt service coverage ratio calculated under financial covenants for our senior unsecured notes. The Annualized Pro Forma Adjustments consist of $79.1 million from properties we acquired or stabilized during the quarter and removes $4.6 million from properties we disposed of during the quarter. Debt Service & Fixed Charge Coverage 5.5 5.2 4.6 4.6 4.5 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0

Q3 2023 Supplemental Operating & Financial Data 13 Debt Covenants The following is a summary of the key financial covenants for our senior unsecured notes and bonds, as defined and calculated per their terms. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show our ability to incur additional debt under the terms of our senior unsecured notes and bonds as well as to disclose our current compliance with such covenants, and are not measures of our liquidity or performance. Required Actuals Limitation on incurrence of total debt ≤ 60% of adjusted assets 39.7% Limitation on incurrence of secured debt ≤ 40% of adjusted assets 1.7% Debt service and fixed charge coverage (trailing 12 months) (1) ≥ 1.5x 4.5x Maintenance of total unencumbered assets ≥ 150% of unsecured debt 257.6% (1) Our debt service coverage ratio is calculated on a pro forma basis for the preceding four-quarter period on the assumptions that: (i) the incurrence of any Debt (as defined in the covenants) incurred by us since the first day of such four-quarter period and the application of the proceeds therefrom (including to refinance other Debt since the first day of such four-quarter period), (ii) the repayment or retirement of any of our Debt since the first day of such four-quarter period, and (iii) any acquisition or disposition by us of any asset or group since the first day of such four quarters had in each case occurred on October 1, 2022, and subject to certain additional adjustments. Such pro forma ratio has been prepared on the basis required by that debt service covenant, reflects various estimates and assumptions and is subject to other uncertainties, and therefore does not purport to reflect what our actual debt service coverage ratio would have been had transactions referred to in clauses (i), (ii) and (iii) of the preceding sentence occurred as of October 1, 2022, nor does it purport to reflect our debt service coverage ratio for any future period. As of September 30, 2023

Q3 2023 Supplemental Operating & Financial Data 14 Investment Summary Number of Properties Investment ($ in millions) Cash Rents ($ in millions) Leasable Square Feet (in thousands) Initial Weighted Average Cash Lease Yield (1) Weighted Average Lease Term (Years) Q1 2023 Acquisitions - U.S. 197 $ 1,048.9 $ 73.9 5,926 7.0% 10.0 Acquisitions - Europe 20 389.7 29.0 2,437 7.6% 12.6 Total acquisitions 217 1,438.6 102.9 8,363 7.2% 10.7 Properties under development (2)(3) 122 235.6 14.0 2,319 6.0% 14.8 Total real estate investments 339 $ 1,674.2 $ 116.9 10,682 7.0% 11.2 Approximately 42.0% of the annualized contractual rent generated by these investments is from Investment Grade Clients (4) Q2 2023 Acquisitions - U.S. 550 $ 2,360.0 $ 161.3 6,557 6.8% 18.6 Acquisitions - Europe 11 399.0 28.0 1,744 7.2% 5.9 Total acquisitions 561 2,759.0 189.3 8,301 6.9% 16.7 Properties under development (2)(3) 149 334.3 23.1 4,809 6.9% 17.6 Total real estate investments 710 $ 3,093.3 $ 212.4 13,110 6.9% 16.8 Approximately 17.7% of the annualized contractual rent generated by these investments is from Investment Grade Clients (4) Q3 2023 Acquisitions - U.S. 55 $ 300.0 $ 20.5 2,247 6.9% 16.1 Acquisitions - Europe 49 1,402.9 94.6 4,427 6.9% 19.4 Total acquisitions 104 1,702.9 115.1 6,674 6.9% 18.8 Properties under development (2)(3) 185 340.1 23.4 5,207 6.9% 15.8 Total real estate investments 289 $ 2,043.0 $ 138.5 11,881 6.9% 18.3 Approximately 20.0% of the annualized contractual rent generated by these investments is from Investment Grade Clients (4) YTD 2023 Acquisitions - U.S. 802 $ 3,708.9 $ 255.7 14,730 6.9% 15.9 Acquisitions - Europe 80 2,191.6 151.6 8,608 7.1% 15.6 Total acquisitions 882 5,900.5 407.3 23,338 7.0% 15.8 Properties under development (2)(3) 305 910.0 60.5 7,269 6.7% 16.2 Total real estate investments 1,187 $ 6,810.5 $ 467.8 30,607 6.9% 15.8 Approximately 24.5% of the annualized contractual rent generated by these investments is from Investment Grade Clients (4) (1) Initial weighted average cash lease yield is a supplemental operating measure. Please see the Glossary for our definition of this metric. Contractual net operating income used in the calculation of initial weighted average cash lease yield for the three and nine months ended September 30, 2023 includes approximately $2.2 million and $3.7 million, respectively, received as settlement credits as reimbursement of free rent periods. (2) Includes investments during the period in new development and development of existing properties. Cash rents noted reflect total cash rents to be received on this investment amount upon completion of the properties under development. (3) The three and nine months ended September 30, 2023 includes £23.9 million and £32.6 million of investments, respectively, relating to four U.K. development properties and €15.7 million and €25.9 million of investments, respectively, in two Spain development properties, converted at the applicable exchange rates on the funding dates. (4) Please see the Glossary for our definition of Investment Grade Clients.

Q3 2023 Supplemental Operating & Financial Data 15 Disposition Summary (dollars in thousands) Number of Properties (1) Net Book Value Net Sales Proceeds (1) Net Cash Capitalization Rate (2) Q1 2023 Occupied — $ — $ — — % Vacant 26 24,316 28,595 — Total real estate dispositions 26 $ 24,316 $ 28,595 The unlevered internal rate of return on properties sold during the first quarter was 5.7% (3) Q2 2023 Occupied 1 $ 4,790 $ 6,624 2.9 % Vacant 28 19,251 25,241 — Total real estate dispositions 29 $ 24,041 $ 31,865 The unlevered internal rate of return on properties sold during the second quarter was 5.5% (3) Q3 2023 Occupied 3 $ 8,510 $ 11,576 8.0 % Vacant 20 14,864 19,260 Total real estate dispositions 23 $ 23,374 $ 30,836 The unlevered internal rate of return on properties sold during the third quarter was 7.6% (3) YTD 2023 Occupied 4 $ 13,300 $ 18,200 6.2 % Vacant 74 58,431 73,096 Total real estate dispositions 78 $ 71,731 $ 91,296 The unlevered internal rate of return on properties sold during the first nine months was 6.5% (3) (1) Data excludes a property sold as a result of eminent domain activities. During the third quarter of 2023, we were awarded net proceeds of $1.5 million related to one eminent domain transaction. (2) Net cash capitalization rate is a supplemental operating measure. Please see the Glossary for our definition of this metric. (3) Excludes properties disposed from the legacy VEREIT portfolio.

Q3 2023 Supplemental Operating & Financial Data 16 Development Pipeline (dollars in thousands) Retail Number of Properties Investment to Date Estimated Remaining Investment Total Commitment Percent Funded Percent Leased (1) New development (2) 243 $ 373,507 $ 608,730 $ 982,237 (3) 38% 100 % Development of existing properties 9 7,022 10,070 17,092 41% 96% 252 $ 380,529 $ 618,800 $ 999,329 38 % Non-Retail Number of Properties Investment to Date Estimated Remaining Investment Total Commitment Percent Funded Percent Leased (1) New development (2) 13 $ 170,056 $ 284,823 $ 454,879 (4) 37% 37 % Development of existing properties — — — — — % — % 13 $ 170,056 $ 284,823 $ 454,879 37 % Total Number of Properties Investment to Date Estimated Remaining Investment Total Commitment Percent Funded Percent Leased (1) New development 256 $ 543,563 $ 893,553 $ 1,437,116 38% 52 % Development of existing properties 9 7,022 10,070 17,092 41% 96% 265 $ 550,585 $ 903,623 $ 1,454,208 38% (1) Represents percentage of square footage tied to executed leases. Estimated rental revenue commencement dates on properties under development are between October 2023 and October 2024. (2) Includes build-to-suit developments and forward take-out commitments on development properties with leases in place. (3) Includes three U.K. build-to-suit developments totaling £42.9 million. (4) Includes two unleased joint venture development projects located in Spain totaling €126.6 million and one U.K. unleased joint venture development project for £97.6 million. As of September 30, 2023

Q3 2023 Supplemental Operating & Financial Data 17 Our Top 20 Clients Our 20 largest clients based on percentage of total portfolio annualized contractual rent, which does not give effect to deferred rent, at September 30, 2023, include the following: Our Investment Grade Clients (3) Number of Leases 6,277 Percentage of Total Portfolio Annualized Contractual Rent 39.0% Weighted Average EBITDAR/Rent Ratio on Retail Properties 2.9x (2) Median EBITDAR/Rent Ratio on Retail Properties 2.8x (2) (1) Amounts for each client are calculated independently; therefore, the individual percentages may not sum to the total. (2) Based on an analysis of the most recently provided information from all retail clients that provide such information. We do not independently verify the information we receive from our retail clients. Client Diversification Ranking Client Number of Leases Percentage of Total Portfolio Annualized Contractual Rent (1) Investment Grade Ratings (S&P/Moody's/Fitch) 1 Walgreens 369 3.9% BBB/Baa3/- 2 Dollar General 1,630 3.9 BBB/Baa2/- 3 Dollar Tree / Family Dollar 1,195 3.3 BBB/Baa2/- 4 7-Eleven 634 3.2 A/Baa2/- 5 EG Group Limited 415 2.7 — 6 Wynn Resorts 1 2.6 — 7 FedEx 77 2.2 BBB/Baa2/- 8 B&Q (Kingfisher) 50 1.8 BBB/Baa2/BBB 9 Asda 37 1.8 — 10 Sainsbury's 35 1.7 — 11 LA Fitness 70 1.7 — 12 BJ's Wholesale Clubs 33 1.6 — 13 Lifetime Fitness 23 1.5 — 14 CVS Pharmacy 191 1.4 BBB/Baa2/- 15 Wal-Mart / Sam's Club 67 1.4 AA/Aa2/AA 16 Tractor Supply 186 1.3 BBB/Baa1/- 17 Tesco 22 1.3 BBB-/Baa3/BBB- 18 AMC Theaters 35 1.2 — 19 Red Lobster 200 1.2 — 20 Regal Cinemas (Cineworld) 35 1.1 — Total 5,305 40.9% (3) Please see the Glossary for our definition of Investment Grade Clients. 31.6% 51.0% 7.4% 10.0% Investment Grade, Retail Non-Investment Grade or Non-Rated, Retail Investment Grade, Non-Retail Non-Investment Grade or Non-Rated, Non-Retail

Q3 2023 Supplemental Operating & Financial Data 18 (1)Top 10 Industries Percentage of Total Portfolio Annualized Contractual Rent As of Sept 30, Dec 31, Dec 31, Dec 31, Dec 31, 2023 2022 2021 2020 2019 Grocery 11.4% 10.0% 10.2% 9.8% 7.9% Convenience Stores 10.6 8.6 9.1 11.9 12.3 Dollar Stores 7.2 7.4 7.5 7.6 7.9 Drug Stores 5.9 5.7 6.6 8.2 8.8 Home Improvement 5.8 5.6 5.1 4.3 2.9 Restaurants-Quick Service 5.3 6.0 6.6 5.3 5.8 Restaurants-Casual Dining 4.6 5.1 5.9 2.8 3.2 Automotive Service 4.2 4.0 3.2 2.7 2.6 Health and Fitness 4.1 4.4 4.7 6.7 7.0 General Merchandise 3.7 3.7 3.7 3.4 2.5 (1) The presentation of Top 10 Industries combines total portfolio contractual rent from the U.S. and Europe. Europe consists of properties in the U.K., starting in May 2019, in Spain, starting in September 2021, in Italy, starting in October 2022, and in Ireland, starting in June 2023. Certain of the Top 10 Industries include both U.S. and Europe percentages for which the Europe percentages are included in the 'Europe-other' classification in the Industry Diversification table beginning on page 19.

Q3 2023 Supplemental Operating & Financial Data 19 Percentage of Total Portfolio Annualized Contractual Rent As of Sept 30, Dec 31, Dec 31, Dec 31, Dec 31, 2023 2022 2021 2020 2019 United States Aerospace 0.3% 0.4% 0.4% 0.6% 0.8% Apparel stores 1.4 1.4 1.5 1.3 1.1 Automotive collision services 1.1 0.9 1.0 1.1 1.0 Automotive parts 1.2 1.3 1.5 1.6 1.6 Automotive service 4.2 4.0 3.2 2.7 2.6 Automotive tire services 1.4 1.5 1.8 2.0 2.1 Beverages 0.9 1.0 1.3 2.1 2.0 Child care 1.2 1.4 1.5 2.1 2.1 Consumer electronics 0.5 0.6 0.6 0.3 0.3 Consumer goods 0.5 0.6 0.7 0.6 0.6 Convenience stores 10.6 8.6 9.1 11.9 12.3 Crafts and novelties 0.9 0.9 1.0 0.9 0.6 Diversified industrial 0.9 0.8 1.0 0.8 0.7 Dollar stores 7.1 7.4 7.5 7.6 7.9 Drug stores 5.7 5.6 6.6 8.2 8.8 Education 0.2 0.2 0.1 0.2 0.2 Energy 0.2 0.3 0.4 — — Entertainment 0.8 0.8 0.8 0.3 0.3 Equipment services 0.3 0.3 0.3 0.3 0.4 Financial services 1.5 1.8 2.0 1.8 2.0 Food processing 0.4 0.4 0.7 0.7 0.7 Gaming 2.6 2.9 — — — General merchandise 3.1 3.2 3.5 3.4 2.5 Grocery stores 4.4 4.7 4.9 4.9 5.2 Health and fitness 4.0 4.4 4.7 6.7 7.0 Health care 2.9 3.0 1.9 1.5 1.6 Home furnishings 1.9 2.1 2.2 0.7 0.8 Home improvement 3.3 3.5 3.1 3.1 2.9 Industry Diversification

Q3 2023 Supplemental Operating & Financial Data 20 Percentage of Total Portfolio Annualized Contractual Rent As of Sept 30, Dec 31, Dec 31, Dec 31, Dec 31, 2023 2022 2021 2020 2019 Motor vehicle dealerships 1.5 1.4 1.3 1.6 1.6 Other manufacturing 0.5 0.5 0.5 0.4 0.6 Packaging 0.6 0.5 0.6 0.9 0.8 Pet supplies and services 1.0 1.0 0.9 0.7 0.7 Restaurants - casual dining 4.6 5.1 5.9 2.8 3.2 Restaurants - quick service 5.1 5.8 6.5 5.3 5.8 Sporting goods 1.1 1.3 1.5 0.7 0.8 Theaters 2.4 2.9 3.4 5.6 6.1 Transportation services 2.6 2.9 3.4 3.9 4.3 Wholesale clubs 2.0 2.3 2.5 2.4 2.5 Other 1.4 1.4 1.7 2.1 2.8 Total United States 86.3% 89.1% 91.5% 93.8% 97.3% Europe (1) General merchandise 0.6% 0.5% 0.2% —% —% Grocery stores 7.0 5.3 5.3 4.9 2.7 Home improvement 2.5 2.1 2.0 1.2 — Sporting goods 0.4 0.4 * — — Wholesale clubs 0.4 0.4 — — — Other 2.8 2.2 1.0 0.1 * Total Europe 13.7% 10.9% 8.5% 6.2% 2.7% Totals 100.0% 100.0% 100.0% 100.0% 100.0% * Less than 0.1% (1) Europe consists of properties in the U.K., starting in May 2019, in Spain, starting in September 2021, in Italy, starting in October 2022, and in Ireland, starting in June 2023. Industry Diversification (Cont'd)

Q3 2023 Supplemental Operating & Financial Data 21 Geographic Diversification Balanced presence in 50 states, Puerto Rico, the United Kingdom, Spain, Italy and Ireland Top Ten Regions Based on Total Portfolio Annualized Contractual Rent United Kingdom 12.3% Texas 10.1% California 5.4% Florida 5.2% Illinois 4.9% Massachusetts 4.6% Ohio 4.0% Georgia 3.4% New York 3.0% North Carolina 2.8% 1.8% 0.1% 1.8% 1.0% 5.4% 1.2% 0.6% 0.1% 5.2% 3.4% 0.2% 0.1% 4.9% 2.5% 0.9% 1.0% 1.6% 1.9% 0.6% 1.2% 4.6% 2.5% 1.8% 1.2% 1.9% 0.1% 0.3% 0.8% 0.5% 1.5% 0.6% 3.0% 2.8% 0.2% 4.0% 1.6% 0.3% 2.3% 0.2% 1.9% 0.2% 2.3% 10.1% 0.5% 0.1% 2.3% 0.8% 0.3% 2.0% 0.1% * 12.3% 0.9% 0.4% Puerto Rico Spain United Kingdom Italy As of September 30, 2023 Ireland 0.1% *Less than 0.1%.

Q3 2023 Supplemental Operating & Financial Data 22 Property Type Composition (dollars in thousands) Property Type Number of Properties Approximate Leasable Square Feet (1) Total Portfolio Annualized Contractual Rent as of September 30, 2023 Percentage of Total Portfolio Annualized Contractual Rent as of September 30, 2023 Percentage of Annualized Contractual Rent from Our Investment Grade Clients (2) Retail 12,879 172,641,300 $ 3,195,302 82.6% 38.2 % Industrial 364 84,412,700 507,054 13.1 55.9 Gaming 1 3,096,700 100,000 2.6 — Other (3) 38 2,411,200 64,947 1.7 5.5 Totals 13,282 262,561,900 $ 3,867,303 100.0% 39.0% (1) Includes leasable building square footage. Excludes 2,962 acres of leased land categorized as agriculture at September 30, 2023. (2) Please see the Glossary for our definition of Investment Grade Clients. (3) "Other" includes 27 properties classified as agriculture, consisting of approximately 272,400 leasable square feet and $37.6 million in annualized contractual rent and 10 properties classified as office, consisting of approximately 2.1 million leasable square feet and $27.3 million in annualized contractual rent, as well as one land parcel under development. Retail 82.6% Industrial 13.1% Gaming 2.6% Other 1.7% (3)

Q3 2023 Supplemental Operating & Financial Data 23 Q3 2023 Same Store Rental Revenue Number of properties 10,577 Square footage 189,332,155 Q3 2023 $ 716,015 Q3 2022 $ 700,869 Change (in dollars) $ 15,146 Change (percent) 2.2 % YTD 2023 Same Store Rental Revenue Number of properties 10,577 Square footage 189,332,155 YTD 2023 $ 2,140,980 YTD 2022 $ 2,107,396 Change (in dollars) $ 33,584 Change (percent) 1.6 % Same Store Rental Revenue (1) (dollars in thousands) Top 3 Industries Contributing to the Change (2) Three months ended September 30, Industry 2023 2022 $ Change % Change Theaters $ 26,498 $ 22,672 $ 3,826 16.9 % Health and Fitness 34,945 33,043 1,902 5.8 % Grocery 72,057 70,839 1,218 1.7 % Top 3 Industries Contributing to the Change (2) Nine months ended September 30, Industry 2023 2022 $ Change % Change Health and Fitness $ 104,393 $ 98,340 $ 6,053 6.2 % Grocery 214,770 211,270 3,500 1.7 % Convenience Stores 203,072 200,126 2,946 1.5 % For purposes of comparability, same store rental revenue is presented on a constant currency basis using the applicable exchange rate as of September 30, 2023 of 1.22 GBP/USD and 1.06 EUR/USD. None of the properties in Italy and Ireland met our same store pool definition for the periods presented. (1) Please see the Glossary to see definitions of our Same Store Pool and Same Store Rental Revenue. (2) Top 3 industry contributors are based on absolute value of net change period over period.

Q3 2023 Supplemental Operating & Financial Data 24 Same Store Rental Revenue (1) (Cont'd) (dollars in thousands) Three months ended September 30, Nine months ended September 30, Property Type 2023 2022 $ Change % Change 2023 2022 $ Change % Change Retail $ 604,694 $ 591,603 $ 13,091 2.2% $ 1,808,754 $ 1,781,093 $ 27,661 1.6 % Industrial 100,085 98,118 1,967 2.0% 298,652 292,998 5,654 1.9 % Other (2) 11,236 11,148 88 0.8% 33,574 33,305 269 0.8 % Total $ 716,015 $ 700,869 $ 15,146 2.2% $ 2,140,980 $ 2,107,396 $ 33,584 1.6 % Same Store Rental Revenue by Property Type Reconciliation of Same Store Rental Revenue to Rental Revenue (including reimbursable) Three months ended September 30, Nine months ended September 30, 2023 2022 2023 2022 Same store rental revenue $ 716,015 $ 700,869 $ 2,140,980 $ 2,107,396 Constant currency adjustment (3) 4,058 (3,175) 7,024 4,541 Straight-line rent and other non-cash adjustments (10,151) 2,978 (16,307) 15,010 Contractually obligated reimbursements by our clients 61,103 44,242 208,168 128,963 Revenue from excluded properties (1) 237,256 80,171 587,077 165,411 Other excluded revenue (4) 581 861 2,498 4,990 Rental revenue (including reimbursable) $ 1,008,862 $ 825,946 $ 2,929,440 $ 2,426,311 (1) Please see the Glossary to see our definitions of the Same Store Pool and Same Store Rental Revenue. (2) "Other" includes properties classified as agriculture and office. (3) For purposes of comparability, same store rental revenue is presented on a constant currency basis using the applicable exchange rate as of September 30, 2023 of 1.22 GBP/USD and 1.06 EUR/USD. None of the properties in Italy and Ireland met our same store pool definition for the periods presented. (4) "Other excluded revenue" primarily consists of reimbursements for tenant improvements and rental revenue that is not contractual base rent such as lease termination settlements.

Q3 2023 Supplemental Operating & Financial Data 25 By Property Occupied properties 13,071 Total properties 13,230 Occupancy 98.8 % By Square Footage Occupied square footage 259,791,079 Total square footage 262,419,272 Occupancy 99.0 % By Rental Revenue (Economic Occupancy) Quarterly cash rental revenue (2) $ 950,095 Quarterly cash vacant rental revenue (3) $ 9,444 Occupancy 99.0 % Change in Occupancy Vacant properties at 6/30/2023   137 Lease expirations (4) + 310 Leasing activity (5) - 268 Vacant dispositions (6) - 20 Vacant properties at 9/30/2023   159 (1) Excludes properties with ancillary leases only, such as cell towers and billboards, and properties with possession pending. (2) Does not include reserves and reserve reversals recorded as adjustments to rental revenue. (3) Based on contractual monthly rental revenue received immediately preceding the date of vacancy. (4) Includes scheduled and unscheduled expirations (including leases rejected in bankruptcy), as well as future expirations resolved in the periods indicated above. (5) Excludes 16 minority unit leases with no property-level vacancy impact. Please see page 26 for additional detail on re-leasing activity. (6) Includes 19 properties vacant at the beginning of the quarter. Occupancy (1) as of September 30, 2023 (dollars in thousands) Occupancy by Number of Properties 98.8% 98.5% 98.6% 98.9% 98.9% 99.0% 99.0% 99.0% 98.8% Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 90.0% 91.0% 92.0% 93.0% 94.0% 95.0% 96.0% 97.0% 98.0% 99.0%

Q3 2023 Supplemental Operating & Financial Data 26 Leasing Activity (dollars in thousands) Q3 2023 Re-leased to New Client Re-leased to Without After a Period Re-leasing Same Client Vacancy of Vacancy Totals Prior cash rents $ 49,400 $ 564 $ 3,933 $ 53,897 New cash rents* $ 52,023 $ 491 $ 5,089 $ 57,603 Recapture rate 105.3% 87.1% 129.4% 106.9 % Number of leases 271 3 10 284 Average months vacant — — 11.5 0.4 Lease incentives (1) $ — $ — $ — $ — *Percentage of Total Portfolio Annualized Contractual Rent: 1.5% (1) Lease incentives are defined as capital outlays made on behalf of a client that are specific to the client's use and benefit, and are not capitalized as improvements to the property. YTD 2023 Re-leased to New Client Re-leased to Without After a Period Re-leasing Same Client Vacancy of Vacancy Totals Prior cash rents $ 129,270 $ 1,447 $ 8,726 $ 139,443 New cash rents* $ 135,199 $ 1,464 $ 8,785 $ 145,448 Recapture rate 104.6% 101.2% 100.7% 104.3 % Number of leases 627 7 27 661 Average months vacant — — 12.7 0.5 Lease incentives (1) $ 120 $ — $ 86 $ 206 *Percentage of Total Portfolio Annualized Contractual Rent: 3.8 % Allocation Based on Number of Leases 95.4% 4.6% Same Client New Client Allocation Based on Number of Leases 94.9% 5.1% Same Client New Client

Q3 2023 Supplemental Operating & Financial Data 27 (1) This table sets forth the timing of remaining lease term expirations in our portfolio (excluding rights to extend a lease at the option of the client) and their contributions to annualized contractual rent as of September 30, 2023. Leases on our multi-client properties are counted separately in the table above. This table excludes 276 vacant units. (2) Of the 14,044 in-place leases in the portfolio, which excludes 276 vacant units, 11,644 or 82.9% were under leases that provide for increases in rents through: base rent increases tied to inflation (typically subject to ceilings), percentage rent based on a percentage of the clients’ gross sales, fixed increases, or a combination of two or more of the aforementioned rent provisions. Our leases have a weighted average remaining lease term of approximately 9.7 years. Lease Expirations (dollars in thousands) Total Portfolio (1)(2) Total Portfolio Approx. Annualized Contractual Percentage of Total Expiring Leases Leasable Rent as of Portfolio Annualized Year Retail Non-Retail Sq. Feet September 30, 2023 Contractual Rent 2023 168 — 1,267,300 $ 22,077 0.6% 2024 512 24 9,024,300 106,600 2.8 2025 915 37 14,702,100 210,874 5.5 2026 855 33 16,010,500 195,882 5.1 2027 1,411 37 22,307,500 288,821 7.5 2028 1,570 55 28,194,800 344,960 8.9 2029 1,139 28 24,476,500 296,603 7.7 2030 592 20 15,875,400 188,126 4.9 2031 549 40 23,361,100 263,672 6.8 2032 973 33 17,883,200 254,462 6.6 2033 735 19 16,522,300 208,445 5.4 2034 602 8 10,828,000 225,474 5.7 2035 440 4 5,854,700 117,369 2.9 2036 438 8 7,956,100 143,290 3.7 2037 515 9 8,748,900 136,136 3.5 2038-2143 2,206 69 36,778,400 864,512 22.4 Totals 13,620 424 259,791,100 $ 3,867,303 100.0%

Q3 2023 Supplemental Operating & Financial Data 28 Earnings Guidance Summarized below are approximate estimates of the key components of our 2023 earnings guidance, which do not give effect to the announced merger between us and Spirit that is expected to close in the first quarter of 2024: Prior 2023 Guidance (1) Revised 2023 Guidance Net income per share $1.20 to $1.28 $1.25 to $1.32 Real estate depreciation and impairments per share $2.90 $2.87 Other adjustments per share (2) $(0.03) $(0.04) Normalized FFO per share (3) $4.07 to $4.15 $4.08 to $4.15 AFFO per share (3) $3.96 to $4.01 $3.98 to $4.01 Same store rent growth Over 1.25% Approx 1.5% Occupancy Over 98% Over 98% Cash G&A expenses (% of revenues) (4)(5) 2.9% - 3.4% 2.9% - 3.2% Property expenses (non-reimbursable) (% of revenues) (4) 1.0% - 1.3% 1.0% - 1.2% Income tax expenses $55 to $65 million $50 to $60 million Acquisition volume Over $7.0 billion Approx $9.0 billion (1) As issued on August 2, 2023. (2) Includes gain on sales of properties and merger and integration-related costs. (3) Normalized FFO per share and AFFO per share exclude merger and integration-related costs associated with our merger with VEREIT and pending merger with Spirit. Per share amounts may not add due to rounding. (4) Revenue excludes contractually obligated reimbursements by our clients. Cash G&A expenses excludes stock-based compensation expense. (5) G&A expenses inclusive of stock-based compensation expense as a percentage of rental revenue, excluding reimbursements, is expected to be approximately 3.6% - 3.9% in 2023. This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. When used in this presentation, the words “estimated,” “anticipated,” “expect,” “believe,” “intend,” “continue,” “should,” “may,” “likely,” “plans,” and similar expressions are intended to identify forward-looking statements. Forward- looking statements include discussions of our business and portfolio (including our growth strategies and our intention to acquire or dispose of additional domestic and international properties and the timing of these acquisitions and dispositions), re-lease, re- development and speculative development of properties and expenditures related thereto; future operations and results; the announcement of operating results, strategy, plans, settlement of shares of common stock sold pursuant to forward sale confirmations under our ATM program, dividends, guidance, and the intentions of management; and trends in our business, including trends in the market for long-term net leases of freestanding, single-client properties. Forward-looking statements are subject to risks, uncertainties, and assumptions about us, which may cause our actual future results to differ materially from expected results. Some of the factors that could cause actual results to differ materially are, among others, our continued qualification as a REIT; general domestic and foreign business, economic, or financial conditions; competition; fluctuating interest and currency rates; inflation and its impact on our clients and us; access to debt and equity capital markets and other sources of funding; continued volatility and uncertainty in the credit markets and broader financial markets; other risks inherent in the real estate business including our clients' defaults under leases, increased client bankruptcies, potential liability relating to environmental matters, illiquidity of real estate investments, and potential damages from natural disasters; impairments in the value of our real estate assets; changes in domestic and foreign income tax laws and rates; our clients' solvency; property ownership through joint ventures and partnerships which may limit control of the underlying investments; current or future epidemics or pandemics, measures taken to limit their spread, the impacts on us, our business, our clients (including those in the theater and fitness industries), and the economy generally; the loss of key personnel; the outcome of any legal proceedings to which we are a party or which may occur in the future; acts of terrorism and war; and the structure, timing and completion of the announced merger between us and Spirit and any effects of the announcement, pendency or completion of the announced merger, including the anticipated benefits therefrom; and those additional risks and factors discussed in our reports filed with the U.S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on forward-looking statements. Forward- looking statements are not guarantees of future plans and performance and speak only as of the date of this presentation. Actual plans and operating results may differ materially from what is expressed or forecasted in this presentation. We do not undertake any obligation to update forward-looking statements or publicly release the results of any forward-looking statements that may be made to reflect events or circumstances after the date these statements were made.

Q3 2023 Supplemental Operating & Financial Data 29 Analyst Coverage Equity Research Baird Wes Golladay wgolladay@rwbaird.com (216) 737-7510 Bank of America Securities Joshua Dennerlein joshua.dennerlein@bofa.com (646) 855-1681 BNP Paribas Exane Nate Crossett nate.crossett@exanebnpparibas.com (646) 725-3716 BTIG Michael Gorman mgorman@btig.com (212) 738-6138 Citigroup Nicholas Joseph nicholas.joseph@citi.com (212) 816-1909 Edward Jones James Shanahan jim.shanahan@edwardjones.com (314) 515-5292 Goldman Sachs Caitlin Burrows caitlin.burrows@gs.com (212) 902-4736 Green Street Spenser Allaway sallaway@greenstreetadvisors.com (949) 640-8780 Janney Montgomery Scott Robert Stevenson robstevenson@janney.com (646) 840-3217 Jefferies Linda Tsai ltsai@jefferies.com (212) 778-8011 J.P. Morgan Anthony Paolone anthony.paolone@jpmorgan.com (212) 622-6682 Mizuho Haendel St. Juste haendel.st.juste@us.mizuho-sc.com (212) 205-7860 Morgan Stanley Ronald Kamdem ronald.kamdem@morganstanley.com (212) 269-8319 Raymond James RJ Milligan rjmilligan@raymondjames.com (727) 567-2585 RBC Capital Markets Brad Heffern brad.heffern@rbccm.com (512) 708-6311 Scotiabank Greg McGinniss greg.mcginniss@scotiabank.com (212) 225-6906 Stifel Simon Yarmak yarmaks@stifel.com (443) 224-1345 UBS Michael Goldsmith michael.goldsmith@ubs.com (212) 713-2951 Wells Fargo Connor Siversky connor.siversky@wellsfargo.com (212) 214-8069 Wolfe Research Andrew Rosivach arosivach@wolferesearch.com (646) 582-9250 Realty Income is covered by the analysts at the firms listed above. This list may not be complete and is subject to change. Please note that any opinions, estimates or forecasts regarding Realty Income's performance made by these analysts are theirs alone and do not represent opinions, estimates or forecasts of Realty Income or its management. Realty Income does not by its reference above or distribution imply, and expressly disclaims, any endorsement of or concurrence with any information, estimates, forecasts, opinions, conclusions or recommendations provided by analysts.

Q3 2023 Supplemental Operating & Financial Data 30 Glossary Adjusted EBITDAre. The National Association of Real Estate Investment Trusts (Nareit) established an EBITDA metric for real estate companies (i.e., EBITDA for real estate, or EBITDAre) it believed would provide investors with a consistent measure to help make investment decisions among certain REITs. Our definition of “Adjusted EBITDAre” is generally consistent with the Nareit definition, other than our adjustment to remove foreign currency and derivative gain and loss, excluding the gain and loss from the settlement of foreign currency forwards not designated as hedges (which is consistent with our previous calculations of "Adjusted EBITDAre"). We define Adjusted EBITDAre, a non-GAAP financial measure, for the most recent quarter as earnings (net income) before (i) interest expense, including non-cash loss (gain) on swaps, (ii) income and franchise taxes, (iii) gain on extinguishment of debt, (iv) real estate depreciation and amortization, (v) provisions for impairment, (vi) merger and integration-related costs, (vii) gain on sales of real estate, (viii) foreign currency and derivative gain and loss, net, (ix) gain on settlement of foreign currency forwards, and (x) our proportionate share of adjustments from unconsolidated entities. Our Adjusted EBITDAre may not be comparable to Adjusted EBITDAre reported by other companies or as defined by Nareit, and other companies may interpret or define Adjusted EBITDAre differently than we do. Management believes Adjusted EBITDAre to be a meaningful measure of a REIT’s performance because it provides a view of our operating performance, analyzes our ability to meet interest payment obligations before the effects of income tax, depreciation and amortization expense, provisions for impairment, gain on sales of real estate and other items, as defined above, that affect comparability, including the removal of non-recurring and non-cash items that industry observers believe are less relevant to evaluating the operating performance of a company. In addition, EBITDAre is widely followed by industry analysts, lenders, investors, rating agencies, and others as a means of evaluating the operational cash generating capacity of a company prior to servicing debt obligations. Management also believes the use of an annualized quarterly Adjusted EBITDAre metric is meaningful because it represents our current earnings run rate for the period presented. The ratio of our total debt to our annualized quarterly Adjusted EBITDAre is also used to determine vesting of performance share awards granted to our executive officers. Adjusted EBITDAre should be considered along with, but not as an alternative to, net income as a measure of our operating performance. Adjusted Funds From Operations (AFFO), a non-GAAP financial measure, is defined as FFO adjusted for unique revenue and expense items, which we believe are not as pertinent to the measurement of our ongoing operating performance. Most companies in our industry use a similar measurement to AFFO, but they may use the term "CAD" (for Cash Available for Distribution) or "FAD" (for Funds Available for Distribution). We believe AFFO provides useful information to investors because it is a widely accepted industry measure of the operating performance of real estate companies that is used by industry analysts and investors who look at and compare those companies. In particular, AFFO provides an additional measure to compare the operating performance of different REITs without having to account for differing depreciation assumptions and other unique revenue and expense items which are not pertinent to measuring a particular company’s ongoing operating performance. Therefore, we believe that AFFO is an appropriate supplemental performance metric, and that the most appropriate GAAP performance metric to which AFFO should be reconciled is net income available to common stockholders. Annualized Adjusted EBITDAre, a non-GAAP financial measure, is calculated by annualizing Adjusted EBITDAre. Annualized Pro Forma Adjusted EBITDAre, a non-GAAP financial measure, is defined as Adjusted EBITDAre, which includes transaction accounting adjustments in accordance with U.S. GAAP, consists of adjustments to incorporate Adjusted EBITDAre from properties we acquired or stabilized during the applicable quarter and removes Adjusted EBITDAre from properties we disposed of during the applicable quarter, giving pro forma effect to all transactions as if they occurred at the beginning of the applicable quarter. Our calculation includes all adjustments consistent with the requirements to present Adjusted EBITDAre on a pro forma basis in accordance with Article 11 of Regulation S-X. The annualized pro forma adjustments are consistent with the debt service coverage ratio calculated under financial covenants for our senior unsecured notes and bonds. See page 13 for further information regarding our debt covenants.

Q3 2023 Supplemental Operating & Financial Data 31 Glossary (Cont'd) Funds From Operations (FFO), a non-GAAP financial measure, consistent with the Nareit definition, is net income available to common stockholders, plus depreciation and amortization of real estate assets, plus provisions for impairments of depreciable real estate assets, and reduced by gain on property sales. Presentation of the information regarding FFO and AFFO (described on pages 5 and 6) is intended to assist the reader in comparing the operating performance of different REITs, although it should be noted that not all REITs calculate FFO and AFFO in the same way, so comparisons with other REITs may not be meaningful. FFO and AFFO should not be considered alternatives to reviewing our cash flows from operating, investing, and financing activities. In addition, FFO and AFFO should not be considered measures of liquidity, of our ability to make cash distributions, or of our ability to pay interest payments. We consider FFO to be an appropriate supplemental measure of a REIT’s operating performance as it is based on a net income analysis of property portfolio performance that adds back items such as depreciation and impairments for FFO. The historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Since real estate values historically rise and fall with market conditions, presentations of operating results for a REIT using historical accounting for depreciation could be less informative. The use of FFO is recommended by the REIT industry as a supplemental performance measure. In addition, FFO is used as a measure of our compliance with the financial covenants of our credit facility. Initial Weighted Average Cash Lease Yield (acquisitions) is computed as contractual cash net operating income for the first twelve months following the acquisition date, divided by the total cost of the property (including all expenses borne by us). Investment Grade Clients are our clients with a credit rating, and our clients that are subsidiaries or affiliates of companies with a credit rating, as of the balance sheet date, of Baa3/BBB- or higher from one of the three major rating agencies (Moody’s/S&P/Fitch). Net Cash Capitalization Rates (dispositions) are computed as annualized current month contractual cash net operating income, divided by the net proceeds received upon sale of the property (including all expenses borne by us). Net Debt/Annualized Adjusted EBITDAre, a ratio used by management as a measure of leverage, is calculated as net debt (which we define as total debt per our consolidated balance sheet, excluding deferred financing costs and net premiums and discounts, less cash and cash equivalents), divided by Annualized Adjusted EBITDAre. Net Debt/Annualized Pro Forma Adjusted EBITDAre, a ratio used by management as a measure of leverage, is calculated as net debt (which we define as total debt per our consolidated balance sheet, excluding deferred financing costs and net premiums and discounts, less cash and cash equivalents), divided by Annualized Pro Forma Adjusted EBITDAre. Normalized Funds from Operations Available to Common Stockholders (Normalized FFO), a non-GAAP financial measure, is FFO excluding merger and integration-related costs associated with our merger with VEREIT. Same Store Pool, for purposes of determining the properties used to calculate our same store rental revenue, includes all properties that we owned for the entire year-to-date period, for both the current and prior year except for properties during the current or prior year that were: (i) vacant at any time, (ii) under development or redevelopment, or (iii) involved in eminent domain and rent was reduced. Same Store Rental Revenue excludes straight-line rent, the amortization of above-and below-market leases, and reimbursements from clients for recoverable real estate taxes and operating expenses. For purposes of comparability, same store rental revenue is presented on a constant currency basis by applying the exchange rate as of the balance sheet date to base currency rental revenue. Total Portfolio Annualized Contractual Rent is the monthly aggregate cash amount charged to clients, inclusive of monthly base rent receivables, as of the balance sheet date, multiplied by 12, excluding percentage rent. We believe total portfolio annualized contractual rent is a useful supplemental operating measure, as it excludes properties that were no longer owned at the balance sheet date and includes the annualized rent from properties acquired during the quarter. Total portfolio annualized contractual rent has not been reduced to reflect reserves recorded as reductions to GAAP rental revenue in the periods presented. Annualized contractual rent excludes unconsolidated entities.